UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

JPMORGAN CHASE & CO.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JPMORGAN CHASE & CO.	Shareholder Meeting to be held on 05/19/09
** IMPORTANT NOTICE **	Proxy Materials Available

Regarding the Availability of Proxy Materials	• Notice and Proxy Statement • Annual Report

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

BNY MELLON SHAREOWNER SERVICES C/O BNY MELLON POST OFFICE BOX 3540 SOUTH HACKENSACK, NJ 07606-9240

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information		How To Vote
Meeting Type: Meeting Date: Meeting Time: For holders as of:	Annual 05/19/09 10:00 a.m. 03/20/09	Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Meeting Location:
Auditorium One Chase Manhattan Plaza, Corner of Nassau and Liberty Streets, New York, NY

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items
The Board of Directors recommends a vote FOR proposals 1, 2 and 3.

1.	Election of Directors

	1a.	Crandall C. Bowles	The Board of Directors recommends a vote AGAINST shareholder proposals 4 through 10.
	1b.	Stephen B. Burke

	1c.	David M. Cote	4.	Governmental service report

	1d.	James S. Crown	5.	Cumulative voting

	1e.	James Dimon	6.	Special shareowner meetings

	1f.	Ellen V. Futter	7.	Credit card lending practices

	1g.	William H. Gray, III	8.	Changes to KEPP

	1h.	Laban P. Jackson, Jr.	9.	Share retention

	1i.	David C. Novak	10.	Carbon principles report

	1j.	Lee R. Raymond

	1k.	William C. Weldon

2.	Appointment of independent registered public accounting firm

3.	Advisory vote on executive compensation